[FRONT COVER]

KEYSTONE

[Photo of flora in a countryside]

MIDCAP GROWTH
FUND (S-3)

[Evergreen Keystone Funds logo]

SEMIANNUAL REPORT
FEBRUARY 28, 1997

PAGE 1
--------------------------------------

Keystone Mid-Cap Growth Fund (S-3)
Seeks capital appreciation from a diversified portfolio of growth-oriented companies.

Dear Shareholder:

We are pleased to report to you on the activities of Keystone Mid-Cap Growth Fund for the six-month period which ended February 28, 1997. Following our letter to you, we have included a discussion with your Fund's manager and complete financial information.

Performance

Your Fund produced a total return of 6.68% for the six months and 8.34% for the twelve months which ended February 28, 1997. The benchmark Standard & Poor's 400 MidCap Stock Index (S&P 400) returned 13.89% and 16.92% for the same six- and 12-month periods.

     These returns reflect the challenging environment for mid-cap stocks during the six-month period. In addition, they underscore the differences between your Fund's holdings and the stocks in the S&P 400 Index. In general, your Fund tends to position the portfolio more aggressively, with a view to maximizing the potential for long-term capital appreciation. Consequently, the Fund buys fewer large-company stocks than are represented in the S&P 400, and, typically, owns fewer defensive investments, such as utilities. While this growth strategy can help maximize your Fund's returns over the long term, it also tends to cause the Fund to underperform in uncertain markets, such as the one we have just seen, and in markets led by large-company stocks.

A difficult market for small company stocks

The six-month period which ended February 28, 1997 was a challenging one for picking stocks in the small- and mid-cap areas. These two asset classes never fully recovered from the correction that took place in June and July. Despite the fact that the correction was generally considered to be positive in that it brought the valuations to more realistic levels, investors did not come back to smaller-cap stocks. Instead, they opted for the relative safety and high liquidity of blue-chip stocks. The attractiveness of blue-chip companies was further intensified by the fact that the large-cap sector had gathered a strong growth momentum during 1995 and 1996 and was experiencing higher-than-average earnings growth rates, comparable to the historical rates of smaller-cap stocks.

     The downturn in small- and mid-cap stocks continued through the end of the fiscal period. February 1997 ended with a broad-reaching stock market correction that affected companies of all sizes, including the large-cap sector.

Diversification was beneficial

By investing in a broad range of industries and targeting well performing sectors, your Fund was able to mitigate the disappointments the February correction created in the technology areas. At the end of February, the Fund had 19.1% of its net assets in Finance and Insurance stocks. Those areas performed well during the six-month period and were largely spared during the February correction. Business Services, with 13.6% of net assets, and Health Care Services, with nearly 6.7% were two other successful industry allocations. In contrast, while some of the Fund's electronics and energy stocks had strong performance during most of the six-month period, the February correction reversed much of their gains.

Investment strategy

During the six-month period, your Fund maintained its strategy of emphasizing stocks of medium-sized companies with market capitalizations from $750 million to $3 billion. We concentrated on businesses viewed to have

                                                                   --continued--

PAGE 2
--------------------------------------

Keystone Mid-Cap Growth Fund (S-3)

consistent earnings growth rates, innovative or leading products and services, strong finances, and superior management. Many of these companies are still in the accelerated growth phase of their life cycles and offer the potential for continued strong growth. By investing in mid-cap growth stocks, your Fund seeks to offer greater growth potential and more consistent performance than would likely be generated over the long term by investing solely in large-company stocks or only in small-company stocks.

Our outlook

Looking ahead, we believe that small- and mid-cap stocks are fundamentally well positioned for strong performance, especially over the long term. This area of the market has been in a downturn for more than a year, and valuations are fair, relative to large-company stocks. We think that as the large-cap companies return to their historical earnings growth ranges, the smaller-cap market has the potential to regain its edge as the one sector that can deliver earnings growth of 15% to 20% a year.

     Over the short-term, however, we are mindful of the turbulence in the market. On March 25, shortly after the end of the fiscal period, the Federal Reserve Board raised short-term interest rates by one-quarter of one percent. At this writing, the possibility exists for further increases in interest rates. In the short term, it is possible that the stock market may continue to react dramatically to interest rate increases and experience further consolidation. As we have said in past reports, such corrections are normal and can be healthy. We believe that the Federal Reserve is attempting to anticipate and control a re-emergence of inflation. Up until now, the stock market's strong performance has been fueled by moderate, balanced economic growth, relatively low inflation, and rising corporate profits. This is a very friendly environment for the stock market. If the Federal Reserve is successful, it can prolong both these favorable conditions and the upward movement of the stock market.

     We appreciate your continued support of Keystone Funds. As always, we welcome your questions and comments.

Sincerely,


/S/Albert H. Elfner, III
   Albert H. Elfner, III
   Chairman
   Keystone Investment          [GRAPHIC OMITTED]           [GRAPHIC OMITTED]
   Management Company


/S/George S. Bissell
   George S. Bissell
   Chairman of the Board
   Keystone Funds


                             Albert H. Elfner, III            George S. Bissell

PAGE 3
--------------------------------------------------------------------

     A Discussion With
    Your Fund's Manager




    [GRAPHIC OMITTED]





               Margery C. Parker is portfolio manager of Keystone
Mid-Cap Growth Fund (S-3). Ms. Parker has more than 15 years of investment management experience. She holds a BA from Wellesley College and an MBA from Babson College. Together with senior portfolio manager Maureen Cullinane she selects mid-cap stocks for your Fund.

Q What was the environment like for the stock market during the six-month period which ended February 28, 1997?

A Overall, it was a volatile market, driven by con flicting forces. On the one hand, the positive backdrop of low interest rates and controlled inflation attracted huge inflows of investor dollars into the market. On the other hand, the resulting surge in stock prices stoked fears that the six-year-old stock market would soon run out of fuel. The July correction in the small- and mid-cap sectors was a wake-up call for many investors to look for safety. Although the broad stock market, as measured by the S&P 500 stock index, exhibited strong performance during the six months, most of the gains were achieved by a small number of stocks, mainly those of the largest companies.

Q How do you assess the Fund's performance during the six-month period?

A The performance reflected the Fund's difficult invest ment climate. We concentrate on growth oriented mid- cap companies and we adhere to our strategy, regardless of the current mood in the stock market. Mid-cap stocks, along with small-cap stocks, were undeniably the wall flowers of the stock rally during the six-month period. Like any other sector of the market, mid-cap stocks rotate in and out of favor. But over the long term, this asset class has tended to generate higher growth rates than those of large-cap stocks.
     We define mid-cap stocks as stocks of companies with market capitalization generally between $750 million and $3 billion. A stock's market capitalization is determined by multiplying its current price by the number of shares outstanding.

Q Did you make any significant portfolio changes during the six-month period?

A We positioned the portfolio more conservatively. We shifted our focus to companies with larger capitalizations to give the portfolio more liquidity. We emphasized stocks with attractive valuations and established earnings histories. We looked for lower than average price to earnings ratios. We reduced our weighting in technology stocks and retail stocks before the February correction.

  Fund Profile

  Objective: Seeks capital appreciation from a diversified portfolio of growth-oriented companies.
  Commencement of investment operations: September 11, 1935
  Net assets: $297 million
  Number of stocks: 80
  Newspaper listing: "MidCapS3"

PAGE 4
--------------------------------------------------------------------

Keystone Mid-Cap Growth Fund (S-3)

 Your Fund Invests In:

[bullet] Dynamic companies with earnings growth rates of 20% or more

[bullet] Companies with strong management, a leading market position and solid balance sheets

[bullet] Primarily medium-sized companies, with market capitalizations between $750 million and $3 billion

[bullet] U.S. stocks and stocks of established foreign companies

Q Which industry allocations performed the best?

A The finance sector posted positive performance, especially bank and insurance stocks. At the end of February, the Fund had about 19% of net assets invested in Finance and Insurance industries, which helped to boost overall performance. Electronics was a successful area, but it suffered during the last two weeks of February. We had strong gains in energy stocks, but they too were reduced in February. The health care sector had successful performance and it largely resisted the February correction.

Q Which stocks were particularly successful for the Fund?

A Greenpoint Financial, the largest stock holding at the end of February, advanced 46% since we bought it in July, 1996. Cardinal Health, the fourth largest holding, gained approximately 20% during the six months which ended February 28, 1997. Cardinal Health is a larger-capitalization company, well managed, with a consistent history of growing their earnings at 20% a year. In the Business Services area, U.S. Filter, another top holding, was up approximately 45% during the period.


Q How about examples of disappointments?

A The disappointments had more to do with the overall market environment for smaller-cap stocks than with any one holding or investment decision. We believe the Fund owns many strong, well positioned companies that didn't have an opportunity to advance during the fiscal period because of short-term emotions driving the market. However, we believe this a temporary situation.

Q What type of companies do you emphasize?

A We emphasize companies that have grown their earnings about 20% a year, offer interesting services, have proprietary technology, are market leaders in a strong, competitive position, and have great managements. We look for reasonable valuations relative to peers, or historically.
     We spend a lot of time visiting companies and learning about their products, assessing the managements' ability to execute their goals.

Q What is your sell strategy?

A We sell when we believe something has changed in the reasons for which we bought the stock in the first place. A market correction isn't going to scare us away. Change in management or problems in accounting might trigger a sale. Of course, we have our target prices and we watch them carefully, especially if the stock is a large holding and it appreciated dramatically. We might start to pare it down and take profits.

Top 5 Industries

as of February 28, 1997

                          Percent of
Industry                  net assets
---------------------    ------------
Finance                   14.0
---------------------    ------------
Business services         13.6
---------------------    ------------
Health Care Services      6.7
---------------------    ------------
Oil Services              6.2
---------------------    ------------
Insurance                 5.1
---------------------    ------------

PAGE 5
--------------------------------------------------------------------




Top 10 Holdings

as of February 29, 1996

                                                           Percentage of
Company                   Industry                         net assets
---------------------    -----------------------------    ---------------
Greenpoint Financial      Finance                          3.1
---------------------    -----------------------------    ---------------
USA Waste Services        Business Services                3.0
---------------------    -----------------------------    ---------------
US Filter                 Business                         2.4
---------------------    -----------------------------    ---------------
Cardinal Health           Health Care Services             2.2
---------------------    -----------------------------    ---------------
Bank of Boston            Finance                          2.1
---------------------    -----------------------------    ---------------
HFS Inc                   Amusements                       2.1
---------------------    -----------------------------    ---------------
SunAmerica                Insurance                        2.0
---------------------    -----------------------------    ---------------
BMC Software              Software Services                1.9
---------------------    -----------------------------    ---------------
EMC Corp Mass             Office & Business Equipment      1.8
---------------------    -----------------------------    ---------------
Danaher                   Automotive                       1.7
---------------------    -----------------------------    ---------------



Q What is your outlook?

A For the long term, we are positive. We think the economy will continue to grow at a moderate rate and inflationary pressures will remain low. On March 25, 1997, the Federal Reserve Board raised short-term interest rates by a quarter of a percent. There is a possibility that future increases will follow, causing short-term volatility. We feel that the Fed's move was more designed to prevent an acceleration in the economic growth, than based on any tangible signs of inflation. We believe mid-cap and small-cap stocks are going to pick up and deliver a strong long-term performance. We think the Fund is well positioned to participate in the growth opportunities ahead.

                                    [diamond]
                       This column is intended to answer
                           questions about your Fund.
        If you have a question you would like answered, please write to:
                 Evergreen Keystone Investment Services, Inc.,
                  Attn: Shareholder Communications, 22nd Floor
             200 Berkeley Street, Boston, Massachusetts 02116-5034.

PAGE 6
--------------------------------------

Keystone Mid-Cap Growth Fund (S-3)


Growth of an Investment in Keystone Mid-Cap Growth Fund (S-3)

In Thousands

Initial Investment
Reinvested Distributions


     Total Value: $25,094

A $10,000 investment in Keystone Mid-Cap Growth Fund (S-3) made on February 28, 1987 with all distributions reinvested was worth $25,094 on February 28, 1997. Past performance is no guarantee of future results.

2/87  10000         10000
      7399          9009
2/89  8086          10051
      8826          11279
2/91  9059          12764
      10327         15858
2/93  9809          16268
      10169         18050
2/95  8879          17388
      9524          23162
2/97  9260          26093


[GRAPHIC OMITTED]




Six-Month Performance   as of February 28, 1997
--------------------------------------

Total return*                        *6.68%
Net asset value      8/31/96       $  9.15
                     2/28/97       $  8.76
Dividends                             None
Capital gains                      $  0.99


* Before deduction of contingent deferred sales charge (CDSC).

Historical Record      as of February 28, 1997

--------------------------------------

                                If you          If you did
Cumulative total return        redeemed         not redeem
1-year                             5.42%           8.34%
5-year                            58.24%          58.24%
10-year                          150.94%         150.94%

Average annual total return
1-year                             5.42%           8.34%
5-year                             9.61%           9.61%
10-year                            9.64%           9.64%




The one-year return reflects the deduction of the 3% contingent deferred sales charge for those investors who sold Fund shares after one calendar year. Investors who retained their fund investment received the one-year return reported in the second column of the table.
 The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.
 You may exchange your shares for another Keystone fund by phone or in writing. You may also exchange funds by using Keystone's Automated Response Line (KARL). The Fund reserves the right to change or terminate the exchange offer.

PAGE 7
--------------------------------------------------------------------



                                  Glossary of
                               Mutual Fund Terms

     MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

     PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

     STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

     BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

     CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

     MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short-term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

     NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

     DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

     CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

     YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

     TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

     SHORT-TERM--An investment with a maturity of one year or less.

     LONG-TERM--An investment with a maturity of greater than one year.

     AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

     OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

PAGE 8
--------------------------------------

Keystone Mid-Cap Growth Fund (S-3)

SCHEDULE OF INVESTMENTS--February 28, 1997
(Unaudited)

                                                    Market
                                       Shares        Value
                                       ------        -----
COMMON STOCKS (94.8%)
AMUSEMENTS (2.1%)
 HFS, Inc. (a)                           90,000    $6,165,000
AUTOMOTIVE (2.6%)
 Danaher Corp.                          115,000     4,973,750
 Gentex Corp. (a)                       153,400     2,828,313
                                                    7,802,063
BUILDING MATERIALS (1.6%)
 Oakwood Homes Corp.                    130,000     2,567,500
 Toll Brothers, Inc. (a)                120,000     2,325,000
                                                    4,892,500
BUSINESS SERVICES (13.6%)
 Alternative Resources Corp. (a)        180,000     2,756,250
 G & K Services, Inc., Class A          150,000     4,828,125
 Ikon Office Solutions, Inc.             65,000     2,681,250
 Paychex, Inc.                           90,000     3,909,375
 Thermedics Detection, Inc. rts. (a)     13,000         4,063
 Thermedics, Inc. (a)                   130,000     2,697,500
 Thermo Electron Corp.                  123,000     4,197,375
 US Filter Corp. (a)                    204,700     7,164,500
 USA Waste Services, Inc. (a)           250,000     9,000,000
 Viking Office Products, Inc. (a)       130,000     3,055,000
                                                   40,293,438
CAPITAL GOODS (0.9%)
 Industrie Natuzzi SPA ADR              136,600     2,817,375
CHEMICALS (3.3%)
 Airgas, Inc. (a)                       100,000     1,925,000
 Hanna M.A. Co.                         180,000     3,735,000
 OM Group, Inc.                         142,500     4,132,500
                                                    9,792,500
CONSUMER GOODS (1.6%)
 Manpower, Inc.                         125,000     4,718,750
DIVERSIFIED COMPANIES (1.0%)
 Tyco, Ltd.                              52,800     3,115,200
DRUGS (4.0%)
 Amylin Pharmaceuticals, Inc. (a)       300,000     4,425,000
 Centocor, Inc. (a)                     100,000     3,800,000
 Gilead Sciences, Inc. (a)              121,400     3,687,525
                                                   11,912,525

                                                    Market
                                        Shares       Value
                                       ---------  -----------
ELECTRONICS PRODUCTS (2.1%)
 Analog Devices, Inc. (a)               200,000    $4,650,000
 Micron Technology, Inc.                 46,000     1,725,000
-------------------------------------   --------   ----------
                                                    6,375,000
                                                   ----------
FINANCE (14.0%)
 Bank of Boston Corp.                    84,600     6,376,725
-------------------------------------   --------   ----------
 First American Corp.-Tenn               60,000     3,843,750
-------------------------------------   --------   ----------
 First USA Paymentech, Inc. (a)          77,000     2,300,375
 Greenpoint Financial Corp.             155,000     9,300,000
 Northern Trust Corp.                    90,000     3,813,750
-------------------------------------   --------   ----------
 Summit Bancorp                          75,000     3,581,250
-------------------------------------   --------   ----------
 TCF Financial Corp.                    100,000     4,537,500
 Washington Mutual, Inc.                 90,000     4,758,750
 WestAmerica Bancorporation              45,800     3,068,600
-------------------------------------   --------   ----------
                                                   41,580,700
                                                   ----------
FOODS (3.3%)
 Coca Cola Enterprises, Inc.             40,000     2,470,000
 PanAmerican Beverages, Inc.,
 Class A                                 75,000     4,228,125
 Richfood Holdings, Inc.                140,300     2,963,838
-------------------------------------   --------   ----------
                                                    9,661,963
                                                   ----------
HEALTHCARE SERVICES (6.7%)
 Boston Scientific Corp. (a)             47,000     3,113,750
 Cardinal Health, Inc.                  107,700     6,623,550
 Healthsouth Corp. (a)                   80,000     3,220,000
 IDEXX Laboratories, Inc. (a)            86,500     3,200,500
 Lifecore Biomedical, Inc. (a)          185,000     3,607,500
-------------------------------------   --------   ----------
                                                   19,765,300
                                                   ----------
INSURANCE (5.1%)
 Allmerica Financial Corp.              125,000     4,671,875
 Conseco                                112,000     4,396,000
 SunAmerica, Inc.                       130,000     5,963,750
-------------------------------------   --------   ----------
                                                   15,031,625
                                                   ----------
METALS & MINING (1.4%)
 UCAR International, Inc. (a)           100,000     4,300,000
-------------------------------------   --------   ----------
NATURAL GAS (2.6%)
 CMS Energy Corp.                       100,000     3,275,000
 Devon Energy Corp.                     100,000     3,125,000
 United Meridian Corp. (a)               40,000     1,205,000
-------------------------------------   --------   ----------
                                                    7,605,000
                                                   ----------

                                     (Continued on next page)

PAGE 9
--------------------------------------



SCHEDULE OF INVESTMENTS--February 28, 1997
(Unaudited)

                                                     Market
                                        Shares       Value
                                        ------       -----
OFFICE & BUSINESS EQUIPMENT (3.0%)
 EMC Corp. (a)                           144,800    $ 5,212,800
 Synopsys, Inc. (a)                      100,000      3,568,750
---------------------------------------------------------------
                                                      8,781,550
---------------------------------------------------------------
OIL SERVICES (6.2%)
 Barrett Resources (a)                    70,000      2,301,250
 BJ Services Co. (a)                      57,000      2,265,750
 Diamond Offshore Drilling, Inc. (a)      60,100      3,545,900
 Noble Affiliates, Inc.                   85,000      3,315,000
 Pennzoil Co.                             60,000      3,442,500
 Tidewater, Inc.                          85,000      3,655,000
---------------------------------------------------------------
                                                     18,525,400
---------------------------------------------------------------
PAPER & PACKAGING (2.3%)
 Bowater, Inc.                            75,000      3,178,125
 Temple Inland, Inc.                      30,000      1,653,750
 Unisource Worldwide, Inc.                32,500        698,750
 Willamette Industries, Inc.              19,000      1,216,000
---------------------------------------------------------------
                                                      6,746,625
---------------------------------------------------------------
RESTAURANTS (1.3%)
 Applebees, Inc.                         155,000      3,913,750
---------------------------------------------------------------
RETAIL (3.9%)
 Corporate Express, Inc. (a)             150,000      2,793,750
 Global Directmail Corp. (a)              61,600      2,063,600
 Kohls Corp. (a)                          80,000      3,680,000
 Tiffany & Co.                            84,600      2,939,850
-------------------------------------   ---------   -----------
                                                     11,477,200
                                                    -----------

                                                     Market
                                        Shares        Value
                                       ----------  ------------
SOFTWARE SERVICES (5.3%)
 BMC Software, Inc. (a)                  130,000    $ 5,565,625
 Komag, Inc. (a)                          83,800      2,524,475
 McAfee Associates, Inc. (a)              15,900        728,419
 Parametric Technology Corp. (a)          60,300      3,395,644
 Peoplesoft, Inc. (a)                     80,000      3,185,000
 Transaction System Architects,
 Inc., Class A (a)                        14,200        371,863
-------------------------------------   ---------   ------------
                                                     15,771,026
                                                    ------------
TELECOMMUNICATIONS (4.1%)
 Andrew Corp. (a)                         75,000      4,115,625
 Tel Save Holdings, Inc. (a)             216,900      3,863,531
 Tellabs, Inc. (a)                       100,000      3,987,500
 Winstar Communications, Inc. (a)         26,400        354,750
-------------------------------------   ---------   ------------
                                                     12,321,406
                                                    ------------
UTILITIES (2.8%)
 Allegheny Power Systems, Inc.           120,000      3,675,000
 Hawaiian Electric Industries, Inc.       65,000      2,283,123
 Teco Energy, Inc.                       100,000      2,437,500
-------------------------------------   ---------   ------------
                                                      8,395,623
                                                    ------------
TOTAL COMMON STOCKS
 (Cost--$244,094,930)                               281,761,519
-------------------------------------               ------------

PAGE 10
--------------------------------------

Keystone Mid-Cap Growth Fund (S-3)

SCHEDULE OF INVESTMENTS--February 28, 1997
(Unaudited)

                                                                       Maturity         Market
                                                                        Value            Value
                                                                     --------------   --------------
SHORT-TERM INVESTMENTS (6.3%)
 Investment in repurchase agreements, in a joint trading account
 purchased 2/28/97, 5.413%, maturing 3/3/97 (b)                       $18,847,498       $18,839,000
-----------------------------------------------------------------    ------------       -----------
TOTAL SHORT-TERM INVESTMENTS (Cost--$18,839,000)                                         18,839,000
-----------------------------------------------------------------                       -----------
TOTAL INVESTMENTS (Cost--$262,933,930)                                                  300,600,519
-----------------------------------------------------------------                       -----------
OTHER ASSETS AND LIABILITIES--NET (-1.1%)                                                (3,389,474)
-----------------------------------------------------------------                       -----------
NET ASSETS (100%)                                                                      $297,211,045
-----------------------------------------------------------------                       -----------

(a) Non-income-producing security.
(b) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at February 28, 1997.

Legend of Portfolio Abbreviations:
ADR--American Depository Receipt

PAGE 11
--------------------------------------

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

                                                         Six Months
                                                           Ended          Year Ended August 31,
                                                      February 28, 1997  ----------------------
                                                        (Unaudited)            1996
==============================================        =================     =========
Net asset value beginning of period                   $             9.15    $  9.22
----------------------------------------------        -----------------     ---------
Income from investment operations
Net investment income (loss)                                       (0.02)     (0.09)
Net realized and unrealized gain on
 investments and foreign currency related
 transactions                                                       0.62       0.94
----------------------------------------------        -----------------     ---------
Total from investment operations                                    0.60       0.85
----------------------------------------------        -----------------     ---------
Less distributions from
Net investment income                                               0.00      (0.39)
In excess of net investment income                                  0.00      (0.20)
Net realized gain on investments                                   (0.78)     (0.33)
In excess of net realized gain on investments                      (0.21)      0.00
Tax basis return of capital                                         0.00       0.00
----------------------------------------------        -----------------     ---------
Total distributions                                                (0.99)     (0.92)
----------------------------------------------        -----------------     ---------
Net asset value end of period                         $             8.76    $  9.15
==============================================        =================     =========
Total return(a)                                                     6.68%     10.07%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses(b)                                                  1.58%(d)   1.74%
 Total expenses, excluding indirect expenses                        1.57%(d)   1.73%
 Net investment income (loss)                                      (0.49%)(d) (0.78%)
Portfolio turnover rate                                               50%       158%
Average commissions rate paid                         $           0.0009    $0.0053
----------------------------------------------        -----------------     ---------
Net assets end of period (thousands)                  $          297,211   $285,374
==============================================        =================     =========



                                                            Year Ended August 31,
                                                   ---------- ---------- ------------ --------
                                                     1995       1994     1993         1992
==============================================      =====      =====     =========    =======
Net asset value beginning of period               $  9.38    $  9.92     $  8.98      $  9.66
----------------------------------------------    -------    -------     ---------    --------
Income from investment operations
Net investment income (loss)                         0.04       0.02       (0.02)       (0.01)
Net realized and unrealized gain on
 investments and foreign currency related
 transactions                                        1.72       0.09        1.69         0.10
----------------------------------------------    -------    -------     ---------    ---------
Total from investment operations                     1.76       0.11        1.67         0.09
----------------------------------------------    -------    -------     ---------    ---------
Less distributions from
Net investment income                               (0.04)     (0.02)       0.00        (0.03)
In excess of net investment income                  (0.02)     (0.01)       0.00        (0.05)
Net realized gain on investments                    (1.72)     (0.57)      (0.73)       (0.69)
In excess of net realized gain on investments       (0.14)      0.00        0.00         0.00
Tax basis return of capital                          0.00      (0.05)       0.00         0.00
----------------------------------------------    -------    -------     ---------    ---------
Total distributions                                 (1.92)     (0.65)      (0.73)       (0.77)
----------------------------------------------    -------    -------     ---------    ---------
Net asset value end of period                     $  9.22    $  9.38     $  9.92      $  8.98
==============================================    =======    =======     =========    =========
Total return(a)                                     21.42%     1.21%       19.31%       1.31%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses(b)                                   1.32%      1.35%       1.74%        1.69%
 Total expenses, excluding indirect expenses          N/A        N/A         N/A          N/A
 Net investment income (loss)                        0.43%      0.16%      (0.21%)      (0.12%)
Portfolio turnover rate                               172%       58%         69%          99%
Average commissions rate paid                         N/A        N/A         N/A          N/A
----------------------------------------------    -------    -------     ---------    ---------
Net assets end of period (thousands)             $276,034   $252,351    $292,965     $262,696
==============================================    =======    =======     =========    =========

(a) Excluding applicable sales charges.
(b) The total expense ratios includes indirectly paid expenses for the six months ended February 28, 1997 and for the year ended August 31, 1996.
(c) Calculated using average shares outstanding throughout the period.
(d) Annualized


See Notes to Financial Statements.

PAGE 12
--------------------------------------------------------------------

Keystone Mid-Cap Growth Fund (S-3)


STATEMENT OF ASSETS AND LIABILITIES
February 28, 1997 (Unaudited)

Assets
 Investments at market value (identified cost--
   $262,933,930)                                              $300,600,519
 Cash                                                               27,342
 Receivable for:
  Fund shares sold                                                 171,130
  Dividends and interest                                           171,043
 Prepaid expenses and other assets                                  43,658
--------------------------------------------------------------------------------
   Total assets                                                301,013,692
--------------------------------------------------------------------------------
Liabilities
 Payable for:
  Investments purchased                                          3,183,992
  Fund shares redeemed                                             384,961
 Accrued expenses                                                  233,694
--------------------------------------------------------------------------------
   Total liabilities                                             3,802,647
--------------------------------------------------------------------------------
Net assets                                                    $297,211,045
--------------------------------------------------------------------------------
Net assets represented by (Note 3)
 Paid-in-capital                                              $251,719,937
 Net undistributed investment income                            14,471,942
 Accumulated distributions in excess of net realized
 gain on investment transactions                                (6,647,138)
 Net unrealized appreciation on investments and
 other assets and liabilities                                   37,666,304
--------------------------------------------------------------------------------
   Total net assets                                           $297,211,045
--------------------------------------------------------------------------------
Net asset value
 Net assets of $297,211,045 [dividedby] 33,927,441 shares
 outstanding                                                         $8.76
--------------------------------------------------------------------------------


See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Six Months Ended February 28, 1997 (Unaudited)


Investment income
 Dividends (net of foreign withholding
  tax of $2,785)                                              $  898,765
 Interest                                                        481,939
--------------------------------------------------------------------------------
   Total income                                                1,380,704
--------------------------------------------------------------------------------
Expenses (Notes 4, 5 and 6)
 Management fee                                $ 967,193
 Distribution Plan expenses                      518,303
 Transfer agent fees                             320,676
 Custodian fees                                  115,096
 Registration fees                                27,399
 Auditing and legal                               21,590
 Printing                                         15,299
 Accounting                                       13,920
 Miscellaneous expenses                            9,449
 Trustees' fees and expenses                       1,529
--------------------------------------------------------------------------------
   Total expenses                              2,010,454
   Less: Expenses paid indirectly
    (Note 6)                                      (9,665)
--------------------------------------------------------------------------------
   Net expenses                                                2,000,789
--------------------------------------------------------------------------------
 Net investment loss                                            (620,085)
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency related transactions (Note 3)
 Net realized gain on investments              8,560,028
 Net realized loss on foreign currency
 related transactions                           (139,264)
--------------------------------------------------------------------------------
 Net realized gain on investments and
  foreign currency related transactions                        8,420,764
--------------------------------------------------------------------------------
 Net change in unrealized appreciation on
  investments and foreign currency
  related transactions                                        11,404,420
--------------------------------------------------------------------------------
 Net realized and unrealized gain on
  investments and foreign currency
  related transactions                                        19,825,184
--------------------------------------------------------------------------------
Net increase in net assets resulting
 from operations                                             $19,205,099
--------------------------------------------------------------------------------

PAGE 13
--------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                Six Months Ended         Year Ended
                                                                                February 28, 1997      August 31, 1996
                                                                                ====================   =================
                                                                                   (Unaudited)
Operations
 Net investment loss                                                                $   (620,085)         $ (2,282,189)
 Net realized gain on investments and foreign currency related transactions            8,420,764            43,873,535
 Net change in unrealized appreciation (depreciation) on investments and
 foreign currency related transactions                                                11,404,420           (13,929,242)
----------------------------------------------------------------------------        ------------          ------------
  Net increase in net assets resulting from operations                                19,205,099            27,662,104
----------------------------------------------------------------------------        ------------          ------------
Distributions to shareholders from (Note 5)
 Net investment income                                                                         0           (11,703,529)
 In excess of net investment income                                                            0            (6,074,672)
 Net realized gain on investment transactions                                        (25,097,726)           (9,943,735)
 In excess of net realized gain on investment transactions                            (6,647,138)                    0
----------------------------------------------------------------------------        ------------          ------------
  Total distributions to shareholders                                                (31,744,864)          (27,721,936)
----------------------------------------------------------------------------        ------------          ------------
Capital share transactions (Note 2)
 Proceeds from shares sold                                                            33,459,227            49,458,379
 Payments for shares redeemed                                                        (37,543,098)          (64,895,935)
 Net asset value of shares issued in reinvestment of distributions                    28,460,373            24,837,684
----------------------------------------------------------------------------        ------------          ------------
  Net increase in net assets resulting from capital share transactions                24,376,502             9,400,128
----------------------------------------------------------------------------        ------------          ------------
   Total increase in net assets                                                       11,836,737             9,340,296
----------------------------------------------------------------------------        ------------          ------------
Net assets:
 Beginning of period                                                                 285,374,308           276,034,012
----------------------------------------------------------------------------        ------------          ------------
 End of period [including undistributed net investment income as follows:
 1997--$14,471,942 and 1996--$15,092,027]                                           $297,211,045          $285,374,308
============================================================================        ============          ============

See Notes to Financial Statements.

PAGE 14
--------------------------------------

Keystone Mid-Cap Growth Fund (S-3)

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone Mid-Cap Growth Fund (S-3) ( the "Fund") is a Pennsylvania common law trust for which Keystone Investment Management Company ("Keystone") is the investment advisor and manager. Keystone was formerly a wholly-owned subsidiary of Keystone Investments, Inc. ("KII"). On December 11, 1996, KII, and indirectly each of its subsidiaries, were acquired by First Union National Bank of North Carolina.

     The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund's investment objective is to provide shareholders with growth of capital.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Valuation of Securities

Investments, including American Depository Receipts ("ADR's"), are usually valued at the closing sales price, or, in the absence of sales and for over-the-counter securities, the mean of the bid and asked prices. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.
     Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. Repurchase Agreements

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Evergreen Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

     Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. Foreign Currency

The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting

PAGE 15
--------------------------------------




from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency transactions

D. Security Transactions and Investment Income

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts. Dividend income is recorded on the ex-dividend date.

E. Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income or excise taxes is required.

F. Distributions

The Fund distributes net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.
     Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Tax treatment of such distributions for the calendar year will be reported to shareholders prior to February 28, 1998.

(2.) Capital Share Transactions

The Fund's Restatement of Trust Agreement authorizes the issuance of an unlimited number of shares of beneficial interest with a par value of $1.00. Transactions in shares of the Fund were as follows:

                    Six Months Ended
                    February 28, 1997      Year Ended
                       (Unaudited)      August 31, 1996
                   -------------------- -----------------
Shares sold               3,602,996          5,434,642
Shares redeemed          (4,135,050)        (7,136,623)
Shares issued in
 reinvestment of
 distributions            3,286,417          2,946,344
-----------------       -----------        -----------
Net increase              2,754,363          1,244,363
-----------------       -----------        -----------

(3.) Securities Transactions

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and U.S. government securities) for the six months ended February 28, 1997, were $144,597,577 and $138,676,255, respectively.

(4.) Distribution Plans

The Fund bears some of the costs of selling its shares under a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan, the Fund pays its principal underwriter amounts which are calculated and paid monthly.
     On December 11, 1996, the Fund entered into a principal underwriting agreement with Evergreen Keystone Distributor, Inc. ("EKD"), a wholly-owned subsidiary of The BISYS Group Inc. Prior to Decem-

PAGE 16
--------------------------------------

Keystone Mid-Cap Growth Fund (S-3)


ber 11, 1996, Evergreen Keystone Investment Services, Inc. (formerly, Keystone Investment Distributors Company) ("EKIS"), a wholly-owned subsidiary of Keystone, served as the Fund's principal underwriter.

     Under the Distribution Plan, the Fund pays a distribution fee which may not exceed 1.00% of the Fund's average daily net assets. Of that amount 0.75% is used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

     The Distribution Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares. However, after the termination of the Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EKIS and/or EKD may continue as compensation for services that had been earned while the Distribution Plan was in effect.

     EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits.

(5.) Investment Advisory and Management Agreement and Other Affiliated Transactions

Under an Investment Advisory and Management Agreement dated December 11, 1996, Keystone serves as the Investment Adviser and Manager to the Fund. Keystone provides the Fund with investment advisory and management services. In return, Keystone is paid a management fee. The management fee paid by the Fund to Keystone is determined by applying percentage rates, which start at 0.70%, and decline, as net assets increase, to 0.35% per annum, to the average daily net assets of the Fund.

     Prior to December 11, 1996, Keystone Management, Inc. ("KMI"), a wholly-owned subsidiary of Keystone, served as Investment Manager to the Fund and provided investment management and administrative services. Under an investment advisory agreement between KMI and Keystone, Keystone served as the Investment Adviser and provided investment advisory and management services to the Fund. In return for its services, Keystone received an annual fee equal to 85% of the management fee received by KMI. For the six months ended February 28, 1997, aggregate management fees, under both agreements amounted to 0.65% (annualized) of the Fund's average daily net assets.

     During the six months ended February 28, 1997, the Fund paid or accrued $13,920 to Keystone for certain accounting services. Additionally, the Fund paid or accrued $320,676 to Evergreen Keystone Service Company (formerly, Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.

     Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

(6.) Expense Offset Arrangement

The Fund has entered into an expense offset arrangement with its custodian. For the six months ended February 28, 1997, the Fund incurred total custody fees of $115,096 and received a credit of $9,665 pursuant to this expense offset arrangement, resulting in a net custody expense of $105,431. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

PAGE 17
--------------------------------------



ADDITIONAL INFORMATION


Shareholders of the Fund considered and acted upon the proposal listed below at a special meeting of shareholders held Monday, December 9, 1996. In addition, below each proposal are the results of that vote.

1. To elect the following Trustees:

                                Affirmative      Withhold
                               --------------   ----------
 Frederick Amling               18,433,870       569,610
 Laurence B. Ashkin             18,416,008       587,473
 Charles A. Austin III          18,439,359       590,183
 Foster Bam                     18,413,298       590,183
 George S. Bissell              18,425,852       577,629
 Edwin D. Campbell              18,419,597       583,884
 Charles F. Chapin              18,428,463       575,018
 K. Dun Gifford                 18,435,168       568,314
 James S. Howell                18,421,031       582,450
 Leroy Keith, Jr.               18,439,785       563,696
 F. Ray Keyser, Jr.             18,421,977       581,504
 Gerald M. McDonell             18,415,272       588,209
 Thomas L. McVerry              18,433,606       569,875
 William Walt Pettit            18,424,200       579,281
 David M. Richardson            18,436,837       566,644
 Russell A. Salton, III MD      18,414,668       588,813
 Michael S. Scofield            18,435,430       568,051
 Richard J. Shima               18,433,943       569,538
 Andrew J. Simons               18,435,865       567,616


2. To approve an Investment Advisory and Management Agreement between the Fund and Keystone Investment Management Company.

 Affirmative                                17,964,867
 Against                                       402,867
 Abstain                                       635,746

PAGE 18
--------------------------------------

Keystone Mid-Cap Growth Fund (S-3)



Keystone's Services for Shareholders


     KEYSTONE AUTOMATED RESPONSE LINE (KARL) - Receive up-to-date information on your balance, last transaction and recent Fund distribution. You may also process transactions such as investments, redemptions and exchanges using a touch-tone telephone as well as receive quotes on price, yield, and total return of your Keystone Fund. Call toll-free, 1-800-346-3858.
     EASY ACCESS TO INFORMATION ON YOUR ACCOUNT - Information about your Keystone account is available 24 hours a day through KARL. To speak with a Shareholder Services representative about your account, call toll-free 1-800-343-2898 between 8:00 A.M. and 6:00 P.M. Eastern time. Retirement Plan investors should call 1-800-247-4075.
     ADDITIONS TO YOUR ACCOUNT - You can buy additional shares for your account at any time, with no minimum additional investment.
     REINVESTMENT OF DISTRIBUTIONS - You can compound the return on your investment by automatically reinvesting your Fund's distributions at net asset value with no sales charge.
     EXCHANGE PRIVILEGE - You may move your money among funds in the same Keystone family quickly and easily for a nominal service fee. KARL gives you the added ability to move your money any time of day, any day of the week. Keystone offers a variety of funds with different investment objectives for your changing investment needs.
     ELECTRONIC FUNDS TRANSFER (EFT) - Referred to as the "paper-less transaction," EFT allows you to take advantage of a variety of preauthorized account transactions, including automatic monthly investments and systematic monthly or quarterly withdrawals. EFT is a quick, safe and accurate way to move money between your bank account and your Keystone account.
     CHECK WRITING - Shareholders of Keystone Liquid Trust may exercise the check writing privilege to draw from their accounts.
     EASY REDEMPTION - KARL makes redemption services available to you 24 hours a day, every day of the year. The amount you receive may be more or less than your original account value depending on the value of fund shares at time of redemption.
     RETIREMENT PLANS - Keystone offers a full range of retirement plans, including IRA, SEP-IRA, profit sharing, money purchase, and defined contribution plans. For more information, please call Retirement Plan Services, toll-free at 1-800-247-4075.
     Keystone is committed to providing you with quality, responsive account service. We will do our best to assist you and your financial adviser in carrying out your investment plans.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

[BACK COVER]

KEYSTONE
FAMILY OF FUNDS

[diamond]

Balanced Fund (K-1)

Diversified Bond Fund (B-2)

Growth and Income Fund (S-1)

High Income Bond Fund (B-4)

International Fund Inc.

Liquid Trust

Mid-Cap Growth Fund (S-3)

Precious Metals Holdings, Inc.

Quality Bond Fund (B-1)

Small Company Growth Fund (S-4)

Strategic Growth Fund (K-2)

Tax Free Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospec-tus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Keystone funds, contact your financial adviser or call Evergreen Keystone.

[Evergreen Keystone Funds logo]

P.O. Box 2121
Boston, Massachusetts 02106-2121

[Recycle logo]

S3-R-4/97

20.4M